UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 5, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 5, 2007, Merrill Lynch & Co., Inc. (“Merrill Lynch”) issued a press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. In addition, Merrill Lynch has made available a list of Supplemental Questions and Answers on its investor relations website, http://www.ir.ml.com. A copy of the Supplemental Questions and Answers is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
This information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Merrill Lynch will report third quarter results on Wednesday, October 24, 2007 and Jeff Edwards, senior vice president and chief financial officer, will host a conference call that day at 10:00 a.m. (ET) to review the results with the investment community. The general public is invited to listen to the call by dialing (888) 810-0245 (inside the United States and Canada) or (706) 634-0180 (outside the United States), or via a live audio webcast at www.ir.ml.com. On-demand webcast replay will be available shortly after the call at the same web address.
* * *
Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects, anticipated financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effects of current, pending and future legislation, regulation and regulatory actions, and the other risks and uncertainties detailed in Merrill Lynch’s Annual Report on Form 10-K for the fiscal year ended December 29, 2006 and subsequent reports on Form 10-Q and Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
99.1	Press release, dated October 5, 2007, issued by Merrill Lynch & Co., Inc.
99.2	Supplemental Questions and Answers, dated October 5, 2007, issued by Merrill Lynch & Co., Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Christopher B. Hayward
Christopher B. Hayward
Finance Director and Principal Accounting Officer

Date: October 5, 2007

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated October 5, 2007, issued by Merrill Lynch & Co., Inc.
99.2	Supplemental Questions and Answers, dated October 5, 2007, issued by Merrill Lynch & Co., Inc.